SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         TORQUE ENGINEERING CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                                        83-0317306
        --------                                        ----------
(State of incorporation or                  (I.R.S. Employer Identification No.)
organization)


                                2932 THORNE DRIVE
                             ELKHART, INDIANA 46514
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                            Ronald S. Haligman, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300



If this form relates to the If this form relates to the registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(g) of the Exchange Act and is effective pursuant Exchange Act and is effective pursuant to General Instruction A.(c), please to General Instruction A.(d), please
check the following box. [ ]              check the following box. [ X ] 9

Securities  Act  registration  statement file number to which this form relates:
333-75260

Securities to be registered pursuant to Section 12(b) of the Act:

       TITLE OF EACH CLASS                NAME OF EACH  EXCHANGE  ON WHICH
       TO BE SO REGISTERED                EACH   CLASS  IS  TO  BE REGISTERED
       -------------------                -----------------------------------

       None                               None

Securities to be registered pursuant to Section 12(g) of the Act:

       Common Stock, par value $0.00001

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
        --------------------------------------------------------

        This information is incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-75260), filed with the Securities and Exchange Commission on December 17, 2001, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2. EXHIBITS.
        --------

        THE FOLLOWING EXHIBITS ARE FILED AS PART OF THIS REGISTRATION STATEMENT:
        ------------------------------------------------------------------------

EXHIBIT
NO.       DESCRIPTION                              LOCATION
--------  --------------------------------------   ----------------------------

2.1       Form of Agreement and Plan of            Incorporated by reference
          Merger by and among Quintessence         to Exhibit A to the
          Oil Company and Torque                   Registrant's Definitive
                                                   Proxy Statement filed on
                                                   September 24, 1999

2.2       Plan and Agreement of                    Incorporated by reference
          Reorganization dated May 21,             to Exhibit 2.2 to the
          1999 between IPSL, Inc. and              Registrant's Annual Report
          Quintessence Oil Company                 on Form 10-KSB filed on May
                                                   25, 2000

2.3       Bill of Sale between IPSL, Inc.          Incorporated by reference
          and Torque                               to Exhibit 2.3 to the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on May
                                                   25, 2000

3.1       Articles of Incorporation of             Incorporated by reference
          Quintessence Oil Company                 to Exhibit 3.1 to the
                                                   Registrant's Form 10 filed
                                                   on December 3, 1996

3.2       Certificate of Incorporation of          Incorporated by reference
          Torque                                   to Exhibit B to the
                                                   Registrant's Definitive
                                                   Proxy Statement filed on
                                                   September 24, 1999

3.3       Bylaws of Quintessence Oil               Incorporated by reference
          Company                                  to Exhibit 3.2 of the
                                                   Registrant's Registration
                                                   Statement on Form 10 filed
                                                   on December 3, 1996

3.4       Bylaws of Torque                         Incorporated by reference
                                                   to Exhibit C of the
                                                   Registrant's Definitive
                                                   Proxy Statement filed on
                                                   September 2,4 1999

5.1       Opinion Re:  Legality                    Incorporated by reference
                                                   to Exhibit 5.1 of the
                                                   Registrant's Registration
                                                   Statement on Form SB-2
                                                   filed on December 17, 2001

10.1      Lease Rental Agreement dated             Incorporated by reference
          October 6, 1999 between                  to Exhibit 10.1 of the
          Quintessence Oil Company and CNC         Registrant's Amended Annual
          Associates (Lease No. 99870001)          Report on Form 10-KSB/A
                                                   filed on August 10, 2000

10.2      Lease Rental Agreement dated             Incorporated by reference
          October 6, 1999 between                  to Exhibit 10.2 of the
          Quintessence Oil Company and CNC         Registrant's Amended Annual
          Associates (Lease No. 9987002)           Report on Form 10-KSB/A
                                                   filed on August 10, 2000

10.3      Lease Rental Agreement dated             Incorporated by reference
          October 6, 1999 between                  to Exhibit 10.3 of the
          Quintessence Oil Company and CNC         Registrant's Amended Annual
          Associates (Lease NO. 99870003)          Report on Form 10-KSB/A
                                                   filed on August 10, 2000

10.4      Lease Rental Agreement dated             Incorporated by reference
          October 6, 1999 between                  to Exhibit 10.4 of the
          Quintessence Oil Company and CNC         Registrant's Amended Annual
          Associates (Lease No. 99870003)          Report on Form 10-KSB/A
                                                   filed on August 10, 2000

EXHIBIT
NO.       DESCRIPTION                              LOCATION
--------  --------------------------------------   ----------------------------

10.5      Real Estate Lease dated April            Incorporated by reference
          29, 1999 by and between Richard          to Exhibit 10.5 of the
          W. Strefling Industries, Inc.            Registrant's Annual Report
          and Quintessence Oil Company             on Form 10-KSB filed on May
                                                   25, 2000

10.6      Torque 1999 Stock Option Plan            Incorporated by reference
                                                   to Exhibit E to the
                                                   Registrant's Definitive
                                                   Proxy Statement filed on
                                                   September 24, 1999

10.7      Corporate Note dated September           Incorporated by reference
          28, 2000 to Richard D. Wedel             to Exhibit 10.7 of the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on
                                                   March 29, 2001

10.8      Corporate Note dated October 4,          Incorporated by reference
          2000 to Richard D. Wedel                 to Exhibit 10.8 of the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on
                                                   March 29, 2001

10.9      Corporate Note dated October 12,         Incorporated by reference
          2000 to Michael Attias                   to Exhibit 10.9 of the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on
                                                   March 29, 2001

10.10     Corporate Note dated December            Incorporated by reference
          31, 1000 to Richard D. Wedel             to Exhibit 10.11 of the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on
                                                   March 29, 2001

10.12     Account Purchase Agreement dated         Incorporated by reference
          May 2, 2001 between Torque and           to Exhibit 10.1 to the
          Crown Financial, L.L.C.                  Registrant's Quarterly
                                                   Report on Form 10-QSB filed
                                                   on August 17, 2001

10.13     Securities Purchase Agreement            Incorporated by reference
          dated as of October 28, 2001             to Exhibit 10.13 of the
          between Torque and Cornell               Registrant's Registration
          Capital Partners, LP                     Statement on Form SB-2
                                                   filed on December 17, 2001

10.14     Investor Registration Rights             Incorporated by reference
          Agreement dated as of October            to Exhibit 10.14 of the
          28, 2001 between Torque and              Registrant's Registration
          Cornell Capital Partners, LP             Statement on Form SB-2
                                                   filed on December 17, 2001

10.15     Escrow Agreement dated as of             Incorporated by reference to
          October 28, 20001 among Torque,          Exhibit 10.15 of the
          Yorkville Advisors Management,           Registrant's Registration
          LCC and First Union National             Statement on Form SB-2
          Bank                                     filed on December 17, 2001

10.16     Transfer Agent Instructions              Incorporated by reference
          dated as of October 28, 2001             to Exhibit 10.16 of the
          among Torque, Cornell Capital            Registrant's Registration
          Partners, LP and Computer Share          Statement on Form SB-2
          Trust Company, Inc.                      filed on December 17, 2001

10.17     Equity Line of Credit Agreement          Incorporated by reference to
          dated November 14, 2001 between          Exhibit 10.17 of the
          Torque and Cornell Capital               Registrant's Registration
          Partners, LP                             Statement on Form SB-2
                                                   filed on December 17, 2001

10.18     Registration Rights Agreement            Incorporated by reference
          dated November 14, 2001 between          to Exhibit 10.18 of the
          Torque and Cornell Capital               Registrant's Registration
          Partners, LP                             Statement on Form SB-2
                                                   filed on December 17, 2001

10.19     Escrow Agreement dated November          Incorporated by reference
          14, 2001 among Torque, Cornell           to Exhibit 10.19 of the
          Partners, LP and First Union             Registrant's Registration
          National Bank                            Statement on Form SB-2
                                                   filed on December 17, 2001

10.20     Placement Agent Agreement dated          Incorporated by reference
          November 14, 2001 between Torque         to Exhibit 10.20 of the
          and Westport Partners, Ltd.              Registrant's Registration
                                                   Statement on Form SB-2
                                                   filed on December 17, 2001

EXHIBIT
NO.       DESCRIPTION                              LOCATION
--------  --------------------------------------   ----------------------------

23.1      Consent of Weinberg & Company,           Incorporated by reference
          P.A.                                     to Exhibit 23.1 of the
                                                   Registrant's Registration
                                                   Statement on Form SB-2
                                                   filed on December 17, 2001

23.2      Consent of Kirkpatrick &                 Incorporated by reference
          Lockhart LLP                             to Exhibit 23.2 of the
                                                   Registrant's Registration
                                                   Statement on Form SB-2
                                                   filed on December 17, 2001

24.1      Power of Attorney                        Incorporated by reference
                                                   to Exhibit 24.1 of the
                                                   Registrant's Registration
                                                   Statement on Form SB-2
                                                   filed on December 17, 2001

27.1      Financial Data Schedule                  Not applicable
99.1      IPSL, Inc. Financial Statements          Incorporated by reference
          as of May 28, 1999                       to Exhibit 99.1 to the
                                                   Registrant's Annual Report
                                                   on Form 10-KSB filed on May
                                                   25, 2000

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    TORQUE ENGINEERING CORPORATION



December 26, 2001                   By: /s/ Richard D. Wedel
                                        ------------------------------------
                                        Richard D. Wedel
                                        Chief Executive  Officer and Chairman of
                                        the Board of Directors